UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CIM REAL ESTATE FINANCE TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

http://www.proxypush.com/CMFT

Dear Shareholder,

You previously received an email requesting your vote on important proposals related to your investment in CIM Real Estate Finance Trust, Inc. (“CMFT”) We have not yet received your vote, and we strongly encourage you to act today.

Once you have voted, you will no longer be contacted regarding the proposals and the Annual Meeting of Shareholders on July 11, 2024.

Your vote is very important no matter how many shares you have, and we cannot move forward with the proposals without your participation.

Voting online is quick and easy. Please click the secure link below to be directed to the voting site, where you will also find detailed proposal information.

http://www.proxypush.com/CMFT

Your Voting Control Number is:

Thank you for your prompt attention to this matter.

CIM Real Estate Finance Trust, Inc.

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

http://www.proxypush.com/CMFT

TIME IS RUNNING OUT. PLEASE VOTE TODAY!

Dear Shareholder,

We still need your vote on important proposals related to your investment in CIM Real Estate Finance Trust, Inc. (“CMFT”). If you vote immediately, you will help minimize the cost of outreach and you will not receive any additional calls or emails regarding the proposals.

The 2024 Annual Meeting of Shareholders will be held on July 11, 2024. Your vote is needed to help achieve the number of affirmative votes required to pass the proposals.

Your vote is very important no matter how many shares you have, and we cannot move forward without your participation.

Voting online is quick and easy. Please click the secure link below to be directed to the voting site, where you will also find detailed proposal information.

http://www.proxypush.com/CMFT

Your Voting Control Number is:

Please take a moment to vote now.

Thank you for your prompt attention to this matter.

CIM Real Estate Finance Trust, Inc.

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

Reminder:

We Still Need Your Vote! CIM

www.proxypush.com/CMFT Don't miss your chance!

Two Easy Steps

1 Review the Proxy Information

Visit www.proxydocs.com/CMFT or reference the materials you received by mail:

- » Notice of the CMFT Annual Meeting
- » Proxy card for each account you hold
- » Proxy Statement describing the proposals to be voted on at the meeting

The annual meeting will take place virtually on July 11, 2024.
Visit www.proxydocs.com/CMFT for meeting details.

2 Cast Your Vote

Please cast votes for all of your accounts.

Online*
Visit **www.proxypush.com/CMFT** and follow the instructions to cast your vote. Your control number is located on the proxy card.

By Phone*
Please refer to the proxy card for your control number and calling instructions before dialing: **1.855.952.4534**.

By Mail*
Using the enclosed proxy card, cast your vote on the proposals, sign and date in black or blue ink, and return the card in the postage-paid envelope provided.
In cases of joint ownership, all parties must sign.

At the Meeting
Attend the annual meeting virtually to cast your vote. Visit www.proxydocs.com/CMFT for meeting details and to register before 5 p.m. ET on July 10, 2024.

* Votes cast online, by mail, or by phone must be received by 12:00 a.m. PT on July 11, 2024.

If you vote online or by phone, please DO NOT mail back the proxy card.
If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Mediant, toll-free at 1.844.280.5348.

Your vote is very important! We appreciate your participation and support.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY ANY BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

CIM Creating Value. Enhancing Communities.

2398 East Camelback Road, 4th Floor, Phoenix, AZ 85016 | 866.341.2653 | www.cimgroup.com
Securities Distributed By Affiliate Broker/Dealer: CCO Capital, LLC, Member FINRA/SIPC | ©2024 CCO Group

CIM 3541145